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GENERAL STEEL HOLDINGS INC.

Investor Presentation

(NYSE: GSI)

May 2011

Forward Looking Statements

The material presented is a presentation of general background information about General Steel Holdings, Inc. as of the date of the presentation. It is information in summary form and does not purport to be complete. It is not intended to be relied upon as advice to potential investors. This presentation is strictly confidential and may not be disclosed to any other person. No representation or warranty, express or implied, is made concerning, and no reliance should be placed on, the accuracy, fairness, or completeness of the information presented herein.

This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are only predictions and are not guarantees of future performance. Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.

Although General Steel Holdings believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, General Steel Holdings cannot guarantee future results or events. General Steel Holdings expressly disclaims a duty to update any of the forward-looking statements.

Securities may not be offered or sold in the United States unless they are registered or exempt from registration under the Securities Act of 1933. Any offering of securities to be made in the United States will be made by means of an offering memorandum. Such offering memorandum will contain, or incorporate by reference, detailed information about General Steel Holdings and its business and financial results, as well as its financial statements.

This presentation does not constitute an offer, or invitation, or solicitation of an offer, to subscribe for or purchase any securities. Neither this presentation nor anything contained herein shall form the basis of any contract or commitment whatsoever.

I. Company Overview

II. Growth Strategy and Market Opportunity

III. Products and Operating Subsidiaries

IV. Financial Highlights

Company Overview

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Ticker Symbol	NYSE: GSI
Price (as of 5/11/2011)	$2.13
Market Cap	$116.8m
Fiscal Year End	December 31
First Quarter 2011 Shipment Volume	1.2m Metric Tons
First Quarter 2011 Revenue	$710.5m
First Quarter 2011 Gross Profit	$28.3m
First Quarter 2011 Net Income	$2.6m
First Quarter 2011 Net Income Per Share	$0.05
5-Year Revenue CAGR(2005-2010)	84%

About General Steel

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General Steel Holdings, Inc. is a leading China-based integrated steel producer

- Founded in 1988
- One of the largest private-owned steel producers in China with annual crude steel capacity of over 7 million metric tons
- Operates through five subsidiaries, including one raw materials trading company
- Primary subsidiary: Longmen JV (99% of revenue) is the largest integrated steel producer in Shaanxi Province
- Headquartered in Beijing; production centers in Shaanxi and Guangdong provinces, Inner Mongolia Autonomous Region and Tianjin municipality

Investment Highlights

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GENERAL STEEL HOLDINGS INC.

- Well positioned in a large, growing market fueled by multiple catalysts
- Unified Management Agreement with Shaanxi Steel Group and Shaanxi Coal Group increases capacity, improves efficiency and provides numerous other benefits
- Infrastructure and housing investment driving continued strong demand for steel in China
- Poised to benefit from changing government regulation and industry consolidation with demonstrated track record of success
- Executing on two-pronged growth strategy: organic growth and strategic M&A
- Strong financial performance: revenue CAGR of 84% (2005-2010)
- Proven management team with extensive industry experience

Key Management & Board Members

Name	Title	Experience
Zuosheng (Henry) Yu	CEO & Chairman	▪ Founded the Company in 1988 ▪ Bachelors degree from Institute of Business Management for Officers ▪ "Senior Economist" from the Committee of Science and Technology of Tianjin City ▪ MBA from the Graduate School of Tianjin Party University ▪ Member of China's APEC (Asia Pacific Economic Co-operation) Development Council ▪ Vice president of the China Chamber of Metallurgical Industry
John Chen	Director & CFO	▪ Joined Company in May 2004 ▪ Previously senior accountant at Moore Stephens Wurth Frazer and Torbet, LLP, Los Angeles from 1997 to 2003 ▪ California C.P.A. ▪ Bachelor degree in Accounting from California State Polytechnic University, Pomona, California
Xiaozeng Xu	Director & General Manager of Longmen JV	▪ Joined Company in August 2007 ▪ More than 20 years with Shaanxi Longmen Iron and Steel Group in various positions ▪ MBA from Xi'an Jiaotong University in 1996
Yongtao Si	Independent Director	▪ Vice President of China Iron and Steel Association (CISA) ▪ Former Chairman of Baotou Iron and Steel Group Co., Ltd.

Key Company Milestones

Through a combination of organic growth, joint ventures and strategic acquisitions, GSI has become one of China's largest private steel producers

Robust Revenue Growth

US$, million



2000
1800
1600
1400
1200
1000
800
600
400
200
0
84% 05-10 CAGR
2005
2006
2007
2008
2009
2010
2011 Q1

Milestone	Date
Signed Unified Management Agreement with Shaanxi Steel Group and Shaanxi Coal Group: Increases production capacity, improves sourcing and lowers transportation costs	May 2011
Achieves 1Q11 profitability of $2.6M, $0.05 EPS on $710.5M in revenue	Mar 2011
Reaches annual crude steel production capacity of 7 million metric tons	Jan 2011
Established Tianwu General Steel Material Trading Co., Ltd. (Tianwu JV) through a joint venture with Tianjin Materials and Equipment Group Corporation (TME Group)	Sep 2010
Listed shares on the New York Stock Exchange	Aug 2008
Acquired Maoming Hengda Iron and Steel Group	Jun 2008
Listed shares on the American Stock Exchange	Oct 2007
Established Shanxi Longmen Iron and Steel Co., Ltd. through a joint venture with Shaanxi Longmen Iron and Steel Group	Jun 2007
Established Baotou Steel-General Steel Special Steel Pipe Joint Venture Co., Ltd. through a joint venture with Baotou Iron and Steel Group Co., Ltd.	Apr 2007
Listed shares on OTC Bulletin Board	Oct 2004
Established Tianjin Daqiuzhuang Sheet Metal Factory, becoming one of the first private steel companies in China	1988

I. Company Overview

II. Growth Strategy and Market Opportunity

III. Products and Operating Subsidiaries

IV. Financial Highlights

Growth Strategy

Expand Capacity Organically and Through Acquisition

- Add new production lines
- Pursue strategic acquisitions of steel producers in conjunction with Chinese government's push for industry consolidation

Improve Operational Efficiencies to Drive Margin Expansion

- Replace older, less efficient furnaces with newer technology to improve yields and reduce energy waste
- Carefully manage capacity expansion to ensure use of highest-efficiency production equipment available

Improve Cost Structure Through More Efficient Sourcing of Raw Materials

- Establish partnerships with raw material suppliers to ensure stable, competitively priced supply
- Sign longer-term agreements with suppliers to improve purchasing terms
- Pursue strategic acquisitions of established upstream companies to gain direct control over materials supply

Expanding Production Capacity

Increase Crude Steel Production Capacity and Manufacturing Efficiency

- Replaced older, energy-inefficient blast furnaces with new and state-of-the-art blast furnaces to improve manufacturing efficiency and yields at Longmen JV
- Unified Management Agreement to operate two 1,280 cubic meter blast furnaces and other equipment installed by Shaanxi Iron and Steel Group
  - -- Equipment valued at approximately $500 million
  - -- Brings annual production capacity to 7 million metric tons of crude steel

Expand Rebar Production Capacity

- Relocated 1 rebar line & 1 high-speed wire line to Longmen JV from Maoming
- Added 1 rebar line in Maoming





Raw Materials Sourcing

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Current Raw Materials Procurement: Cost Advantage

Iron Ore

- 50% imported, purchased at market price
- 35% domestic, purchased at market price
- 15% from Daxigou mine owned by Longmen JV partner, purchased at market price

Coke

- 100% sourced locally, purchased at market price
- Favorable purchasing terms through agreement with Shaanxi Coal Group
- Location of Longmen JV within China's coal belt ensures steady supply
- Low transportation costs

Mulonggou and Daxigou Mines

- Mulonggou is owned by Longmen JV; Daxigou is owned by JV partner, Longmen Iron and Steel Group
- Sources 80,000 metric tons per month at attractive market prices
- Provides stable source of raw materials, while favorable pricing supports margin expansion
- Right of first refusal for purchase and development of Mulonggou and Daxigou mines

Multi-Faceted Strategy to Improve Raw Material Availability and Cost Structure

- Form partnerships with raw material companies to expand our source of raw materials and reduce production costs (Examples: Tianwu JV, Shaanxi Coal Group)
- Explore opportunities for long-term, fixed-price purchase agreements with selected suppliers
- Pursue strategic acquisitions of upstream companies to more efficiently source raw materials

Growth Through Strategic M&A

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Scenario A: Acquire Manufacturing Capacity

- Continue industry consolidation through strategic acquisitions of steel producers
- Targets include both State-Owned Enterprises and privately-owned facilities
- Focus on facilities that meet the government's stringent industry standards
- Platform aligns interests of all key industry constituents

Scenario B: Acquire Raw Materials Supply

- Targets include established upstream companies with proven operations
- Strengthens vertical integration
- Provides increased control over raw materials procurement and pricing

Targets for Removal of Small and Less Efficient Mills

By end of	Blast furnace (cubic meter)	Electric furnaces (metric tons)	Capacity (million metric tons)
2010	≤300	≤20	57
2011	≤400	≤30	25
Total			82

Sources: Wall Street research, CISA, Haitong Securities, UBS Investment Research, State Council announcements, UOB Kay Hian.

Industry Overview

2010 steel production in China was a record 626.7 million metric tons (44.3% of global output), with consumption estimated to be approximately 596 million tons (42% of global output)

Highly fragmented industry, with approximately 800 mills in operation nationwide, including both non-state-owned and state-owned enterprises ("SOEs")

Infrastructure and housing investment driving continued strong demand for steel in China

Many smaller producers operating unprofitably and inefficiently, using antiquated technology

China Steel Industry Consolidation

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GENERAL STEEL HOLDINGS INC.

Strong Catalysts for Industry Consolidation

- Central government initiatives aimed at improving industry efficiency through national consolidation effort
- Smaller, less efficient mills will be considered obsolete and targeted for shutdown or acquisition
- Limitations on new capacity development force larger steel producers to increase capacity through acquisition

Government Targets

48% of all Chinese steel produced by top 10 players

50% produced by top 10 players

70% produced by top 10 players


2009
2010
2020

Operational Philosophy Supports Industry Consolidation

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GENERAL STEEL HOLDINGS INC.

Interests

Central Government

- Sustainable industry development
- Efficiency improvement
- Pollution reduction / improved profitability
- Elimination of backward capacity
- Prudent management practices

Provincial Government

- Local economic development
- Sustainable & stable growth
- Job creation
- Modernization of equipment

Local Companies

- ~800 small or less efficient steel companies
- Choice: Improve, shut down or merge (JV)
- Looking for survival & capital

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GENERAL STEEL HOLDINGS INC.

- Provides comprehensive solution to the government plan for industry consolidation
- Merges or creates JVs with SOEs and private companies
- Retains existing management through stock incentive plans
- Improves profitability via western management practices and capital investment
- Reduces pollution & improves utilization

Uniquely positioned to benefit from Industry dynamic

I. Company Overview

II. Growth Strategy and Market Opportunity

III. Products and Operating Subsidiaries

IV. Financial Highlights

Products

Rebar	High Speed Wire	Hot-Rolled Carbon and Silicon Steel Sheets	Spiral-Weld Steel Pipe
Construction and infrastructure	Construction and infrastructure	Specialty market applications, including production of small agricultural vehicles	Energy market applications, including the transportation of oil, natural gas and steam

Longmen Joint Venture

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GENERAL STEEL HOLDINGS INC.

- Fully-integrated operation enables cost-efficient production
- 60% controlling interest - acquired stake for US$39m in June 2007
- Largest rebar producer in Shaanxi province, a key area for development of Western China with approximately 70% of the market share and limited regional competition
- Benefits from the "Go West" tax treatment, lowering corporate tax rate from 25% to 15%
- 7 million metric tons of crude steel annual production capacity

Continuous casting billets



Rebar cooling



Longmen Joint Venture Revenues



US$('000)
$2,000
$1,600
$1,200
$800
$400
$0
$1,182.4
$1,534.7
$1,857.0
$709.3
2008
2009
2010
2011 Q1

Geographic Advantage

Year-over-Year Increases in GDP


20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
11.9%
14.9%
3M2010
1H2010
9M2010
FY2010

- Under the PRC government's "Go West" initiative and 12th Five-Year Plan, significant capital is being allocated toward the development of China's Western region.
- GSI's Longmen JV subsidiary is the dominant supplier of rebar in the Shaanxi province, with annual production capacity of 7 million metric tons of crude steel, approximately 70% of the local market share, and no major competitors within 250 kilometers.

Selected Infrastructure Investment in Shaanxi

	Construction Period	Construction Scale	Total Investment (In USD Billion)	Investment through 2009 (In USD Million)
Xi'an #1, #2. #3 Subway	2006-2013	#1 Line – 26.4 km #2 Line – 25.3 km #3 Line – 36.3 km	6.6	500
Xi'an-ChengDu Railway	2009-2013	340 km	7.2	294
Water Pumping Station	2009-2013	67 water pumping stations	2.5	147
Total			**16.3**	**941**

Source: National Bureau of Statistics of China, Jiangsu development & Reform commission
http://www.sndrc.gov.cn/Page.htm, http://www.zj.stats.gov.cn/

Longmen JV Unified Management Agreement

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General Steel
Shaanxi Steel Group
Shaanxi Coal* Group

* Shaanxi Coal Group is the parent company of Shaanxi Steel Group.

Key Implications

- Confirms operating model of 3 million metric tons of annual crude steel production capacity.
- Provides access to improved raw material purchasing terms and reduced transportation costs.
- Improves operational efficiency.
- Provides provisions for future financial and operational support from partners.

Timeline

✓ Full-scale Production	May 2011
✓ Unified Management Agreement Signing Ceremony	April 29, 2011



陕钢集团 龙钢公司

✓ Completion of Equipment Testing	Apr 2011
✓ Commencement of Equipment Testing	Jan. 2011
✓ **Shaanxi Steel Group Commenced Equipment Construction, including:** two 1,280 cubic meter blast furnaces, two 120 metric ton converters and one 400 square meter sintering machine.	Aug 2009

Longmen JV Unified Management Agreement

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GENERAL STEEL HOLDINGS INC.

General Steel and Shaanxi Steel Group Will Jointly Manage the Production of Crude Steel at Longmen JV

- Joint management term: 20 years
- Pre-tax profit sharing (for the first 2 years):



Shaanxi Steel Group
40%
60%
Longmen JV

Shaanxi Steel Group Contributions

- Fully-funded new equipment at Longmen JV, with fair market value of $500 million
- Two 1,280 cubic meter blast furnaces, two 120 metric ton converters and one 400 square meter sintering machine
- Additional annual crude steel production capacity of 3 million metric tons

Accounting Treatment of Key Items

GSI Condensed		Unified Management
Total Sales	100%	Total Sales
Cost of Goods Sold	100%	Depreciation
Operating Expenses	40%	**Pre-tax Profit** 40% EBIT attributable to Shaanxi Steel Group
Pre-tax Profit	60%	**Pre-tax Profit** 60% EBIT attributable to Longmen JV

Longmen JV: Growth Opportunity

Near-term Growth Catalysts and Competitive Advantages	
12th Five-Year Plan	▪ Significant development of China's Western region ▪ Huge spending in high-speed railway building ▪ "Go West" tax incentive ▪ 80 billion RMB on construction of hydroprojects, 3x increase over 11th Five-Year Plan ▪ JV headquarters near major customers in the gateway to China's Western region; allows for easy access to raw materials and more efficient shipment and logistics ▪ Only major steel manufacturer in Xi'an area
Low-income Housing Project	▪ 10 million low-income houses to be built in 2011 vs. 5.9 million in 2010 ▪ 36 million low-income houses to be built over next five years
Stimulus Package	▪ 10-point plan focused on infrastructure development and new construction ▪ 8 of 10 initiatives under this plan expected to benefit steel industry ▪ US$585.9 billion plan expected to create new demand for 100 million metric tons of steel for infrastructure and construction projects ▪ "Preferred Supplier" status for reconstruction efforts in Sichuan earthquake rebuilding project

Other Subsidiaries

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GENERAL STEEL HOLDINGS INC.

General Steel (China)

Tianjin municipality



Ownership	100% owned by GSI
Capacity	400,000 metric tons
Products	Hot-rolled carbon sheet
Additional Information	Founded in 1989 as one of the first Chinese non-SOE steel companies; Strong sales and distribution network

Baotou Steel

Inner Mongolia



Ownership	80% owned by GSI, 20% by Baotou Group
Capacity	100,000 metric tons
Products	Spiral-weld pipe for use in the energy sector
Additional Information	JV with a top-ten steel company in China; Raw material and transport are sourced through Baotou

Other Subsidiaries (cont'd)

Maoming

Guangdong Province



Ownership	99% owned by GSI
Capacity	400,000 metric tons
Products	Rebar for construction use
Additional Information	State-of-the-art production line; Close to deepwater port

Tianwu

Tianjin municipality



Announced in September 2010

Ownership	60% owned by GSI
Supply	2-3 million metric tons of iron ore per year
Raw Materials	Iron ore and other raw materials
Additional Information	Provides favorable pricing on raw materials; Expected to supply approximately 20%-50% of GSI's iron ore needs

I. Company Overview

II. Growth Strategy and Market Opportunity

III. Products and Operating Subsidiaries

IV. Financial Highlights

First Quarter 2011 Highlights

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GENERAL STEEL HOLDINGS INC.

Q1 2011 Financial Highlights

- Q1 2011 net income of $2.6 million vs. net loss of $(5.5) million in Q1 2010
- Revenue of $710.5 million (+57% y/y)
- Gross Margin of 4.0% (+272 bps y/y)
- Crude Steel Capacity of 7 million mt (+75% y/y)

Growth Driver: Capacity Expansion at Longmen JV

- Began test-running new equipment in January 2011
- New equipment adds 3 million metric tons of crude steel capacity annually
- Q1 2011 crude steel production totaled 1.2 million metric tons (85% of capacity)


USD Million
First Quarter 2011 Revenue
1,000.0
750.0
500.0
250.0
0.0
453.0
710.5
+57% year-over-year
2010 Q1
2011 Q1

Other Achievements

- Transition of PWC Zhong Tian CPAs Limited as our auditor on track, beginning Q2 2011
- Continued execution of 1 million share stock repurchase program; 979,481 shares purchased as of 5/9/11

Key Operating Metrics



Improving Gross Margin
4.0%
2.0%
0.0%
1.3%
1.5%
3.4%
3.4%
4.0%
2010 Q1
2010 Q2
2010 Q3
2010 Q4*
2011 Q1



Average Selling Prices of Rebar
600
400
200
0
496
560
606
+22.2% y/y; +5.5% q/q
2010 Q1
2010 Q4
2011 Q1

* Gross profit in the fourth quarter 2010 adjusted for a cost deduction of a $27.1 million compensation payment from Shaanxi Steel Group.

Selected Financials

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GENERAL STEEL HOLDINGS INC.

	2010	2009	YoY	Three Months Ended 3/31/11	Three Months Ended 3/31/10	YoY
Shipment Volume (kmt)	3,955	3,834	3.2%	1,189	1,035	14.8%
Total Revenues	$1.9 billion	$1.7 billion	13%	$710.5 million	$453.0 million	57%
Gross Profit	$71.9 million	$88.6 million	(18.8%)	$28.3 million	$5.7 million	396%
Net Income (Loss)*	$(7.7) million	$(25.2) million	(69.6%)	$2.6 million	$(5.5) million	N/A
EPS (Fully Diluted)	$(0.14)	$(0.60)	(76.7%)	$0.05	$(0.11)	N/A

Source: Company's Financial Statements

Growing Revenue Amid Capacity Expansion

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Revenue Growth
US$(mm)
2005 - 2010 CAGR: 84%
1800.0
1500.0
1200.0
900.0
600.0
300.0
0.0
89.7
139.5
772.4
1351.2
1668.4
1893.6
710.5
2005
2006
2007
2008
2009
2010
2011 Q1


Production Volume Growth
Metric Tons (mm)
2005 -2010 CAGR: 82%
5.0
4.0
3.0
2.0
1.0
0.0
0.2
0.3
1.9
2.3
3.8
4.0
1.2
2005
2006
2007
2008
2009
2010
2011 Q1

Balance Sheet Highlights

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GENERAL STEEL HOLDINGS INC.

	AS OF	
(USD 1,000)	**Mar. 31, 2011**	**Dec. 31, 2010**
Assets:		
Cash and Restricted Cash	$292,286	$263,068
Accounts Receivable	$24,947	$17,591
Notes Receivable	$117,804	$49,147
Inventories	$521,066	$475,879
Advances on Inventory Purchases	$41,482	$30,764
Total Current Assets	$1,395,262	$1,154,591
Property Plant and Equipment	$607,195	$602,612
Total Assets	$2,061,872	$1,814,668
Liabilities:		
Total Notes Payable	$556,812	$480,152
Total Accounts Payable	$384,729	$318,652
Total Short Term Loan	$507,367	$489,431
Customer Deposits	$358,510	$248,255
Taxes Payable	$4,932	$2,316
Total Current Liabilities	$1,882,727	$1,639,192
Total Equity	$177,123	$169,903

- **As of the date hereof, all of the convertible promissory notes issued on December 13, 2007 have been converted into Common Stock.**

Key Takeaways

- ✓ Industry leader poised to capture additional market share in China's fast-growing steel industry
- ✓ Expanding capacity and improving operational efficiency to capture sizeable growth opportunity in Western China
- ✓ Poised to benefit from changing government policy and industry consolidation
- ✓ Demonstrated track record of successful M&A
- ✓ Unified Management Agreement with Shaanxi Steel Group and Shaanxi Coal Group provides multiple operational and efficiency improvements
- ✓ Proven management team with extensive industry experience
- ✓ Strong financial performance



Thank You!

Jenny Wang
General Steel Holdings, Inc.
Tel: + 86-10-5879-7346
Email: jenny.wang@gshi-steel.com

Brandi Floberg / Lee Roth
The Piacente Group
212-481-2050
Email: generalsteel@tpg-ir.com

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GENERAL STEEL HOLDINGS INC.